SUPPLEMENT, DATED MAY 4, 1998
           TO THE PRINCIPAL FUNDS' PROSPECTUS DATED DECEMBER 31, 1997

Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Bond Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Cash Management Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal Growth Fund, Inc.
Principal High Yield Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.
Principal Limited Term Bond Fund, Inc.
Principal MidCap Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Tax-Exempt Bond Fund, Inc.
Principal Tax-Exempt Cash Management Fund, Inc.
Principal Utilities Fund, Inc.

     The Funds' prospectus dated December 31, 1997 is amended to reflect that shares of the Funds are now available for sale in New Hampshire.


MM 625 S-9